Confidential and Proprietary – Do not distribute without permission 1 New York Stock Exchange March 16, 2026 2026 Investor Day

Confidential and Proprietary – Do not distribute without permission 2 Welcome & Introduction Todd Friedman Head of Investor Relations

Forward-Looking Statements

This presentation includes statements that express our management's opinions, expectations, beliefs, plans, objectives, assumptions or projections regarding future events or future results and therefore are, or may be deemed to be, "forward-looking statements." These forward-looking statements can generally be identified by the use of forward-looking terminology, including the terms "believes," "estimates," "anticipates," "expects," "seeks," "projects," "forecasts," "intends," "plans," "may," "will" or "should" or, in each case, their negative or other variations or comparable terminology. These forward-looking statements include all matters that are not historical facts. They appear in a number of places throughout this presentation, including, but not limited to, statements relating to our ability to deliver anticipated results; our ability to successfully implement our transformation plan; our entrance into new market verticals; our ability to achieve our AI-related goals; our 2026 outlook and guidance; and the long-term prospects of the Company. Such forward-looking statements are based on available current market and management's expectations, beliefs and forecasts concerning future events impacting the business. Although we believe that these forward-looking statements are based on reasonable assumptions at the time they are made, you should be aware that these forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These factors include: loss of, or a significant reduction in the work we do for, our clients, particularly our largest clients; the ability to achieve the goals of our strategic plans and recognize the anticipated strategic, operational, growth and efficiency benefits when expected; our ability to enter new lines of business and broaden the scope of our solutions; trends in the U.S. healthcare system, including recent trends of unknown duration of reduced healthcare utilization and increased patient financial responsibility for services; effects of competition; effects of pricing pressure; the inability of our clients to pay for our solutions; changes in our industry and in industry standards and technology; adverse outcomes related to litigation or governmental proceedings; interruptions or security breaches of our information technology systems and other cybersecurity attacks; our ability to maintain the licenses or right of use for the software we use; our ability to protect proprietary information, processes and applications; our inability to expand our network infrastructure; inability to preserve or increase our existing market share or the size of our preferred provider organization networks; decreases in discounts from providers; pressure to limit access to preferred provider networks; changes in our regulatory environment, including healthcare law and regulations; the expansion of privacy and security laws; heightened enforcement activity by government agencies; our ability to obtain additional financing or capital to meet our objectives; our ability to pay interest and principal on our notes and other indebtedness; lowering or withdrawal of our credit ratings; changes in accounting principles or the incurrence of impairment charges; the possibility that we may be adversely affected by other political, economic, business, and/or competitive factors; other factors disclosed in our public filings; and other factors beyond our control. Should one or more of these risks or uncertainties materialize, or should any of the assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements.

There can be no assurance that future developments affecting our business will be those that we have anticipated. Forward-looking statements speak only as of the date made. We do not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

claritev™

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Non-GAAP Measures

In addition to the financial measures prepared in accordance with generally-accepted accounting principles in the United States ("GAAP"), this presentation contains certain non-GAAP financial measures, including EBITDA, Adjusted EBITDA, and Levered Free Cash Flow and Adjusted Cash Conversion Ratio. A non-GAAP financial measure is generally defined as a numerical measure of a company's financial or operating performance that excludes or includes amounts so as to be different than the most directly comparable measure calculated and presented in accordance with GAAP. EBITDA, Adjusted EBITDA, Levered Free Cash Flow and Adjusted Cash Conversion Ratio are supplemental measures of Claritev's performance that are not required by or presented in accordance with GAAP. These measures are not measurements of our financial or operating performance under GAAP, have limitations as analytical tools and should not be considered in isolation or as an alternative to net income (loss), cash flows or any other measures of performance prepared in accordance with GAAP. EBITDA represents net income (loss) before interest expense, interest income, income tax provision (benefit), depreciation and amortization of intangible assets, and non-income taxes. Adjusted EBITDA is EBITDA as further adjusted by certain items as described in the table below. In addition, in evaluating EBITDA and Adjusted EBITDA you should be aware that in the future, we may incur expenses similar to the adjustments in the presentation of EBITDA and Adjusted EBITDA. The presentation of EBITDA and Adjusted EBITDA should not be construed as an inference that our future results will be unaffected by unusual or non-recurring items. The calculations of EBITDA and Adjusted EBITDA may not be comparable to similarly titled measures reported by other companies. Based on our industry and debt financing experience, we believe that EBITDA and Adjusted EBITDA are customarily used by investors, analysts and other interested parties to provide useful information regarding a company's ability to service and/or incur indebtedness. We also believe that Adjusted EBITDA is useful to investors and analysts in assessing our operating performance during the periods these charges were incurred on a consistent basis with the periods during which these charges were not incurred. Both EBITDA and Adjusted EBITDA have limitations as analytical tools, and you should not consider either in isolation, or as a substitute for analysis of our results as reported under GAAP. Some of the limitations are:

EBITDA and Adjusted EBITDA do not reflect changes in, or cash requirements for, our working capital needs; EBITDA and Adjusted EBITDA do not reflect interest expense, or the cash requirements necessary to service interest or principal payments on our debt; EBITDA and Adjusted EBITDA do not reflect our tax expense or the cash requirements to pay our taxes; and although depreciation and amortization are non-cash charges, the tangible assets being depreciated will often have to be replaced in the future, and EBITDA and Adjusted EBITDA do not reflect any cash requirements for such replacements.

Claritev's presentation of Adjusted EBITDA should not be construed as an inference that our future results and financial position will be unaffected by unusual items. Levered Free Cash Flow is defined as net cash provided by operating activities less capital expenditures, all as disclosed in the Statement of Cash Flows. Levered Free Cash Flow is a measure of our operational performance used by management to evaluate our business after purchases of property and equipment. Levered Free Cash Flow should be considered in addition to, rather than as a substitute for, consolidated net income as a measure of our performance and net cash provided by operating activities as a measure of our liquidity. Additionally, Claritev's definition of Levered Free Cash Flow is limited, in that it does not represent residual cash flows available for discretionary expenditures, due to the fact that it does not deduct the payments required for contractual obligations or payments made for business acquisitions. Adjusted Cash Conversion Ratio is defined as Levered Free Cash Flow divided by Adjusted EBITDA. Claritev believes that the presentation of the Adjusted Cash Conversion Ratio provides useful information to investors because it is a financial performance measure that shows how much of its Adjusted EBITDA Claritev converts into Levered Free Cash Flow.

claritev

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Confidential and Proprietary – Do not distribute without permission 5 The Healthcare Lifecycle

Confidential and Proprietary – Do not distribute without permission 6 1 Claritev: Vision  Execution 2 3 4 Life of a Claim: Core Solutions to Payments 5 AI at Claritev 6 A Financial Foundation for Profitable Growth Today’s Agenda Employer Perspective – Optimizing Benefit Plan Design Provider Perspective – Supporting the Delivery of Care

Confidential and Proprietary – Do not distribute without permission 7 Presenters Travis Dalton, President & CEO Doug Garis, Chief Financial Officer Jerry Hogge, Chief Operating Officer Carol Nutter, Chief People Officer Will Mintz, Chief Strategy Officer Jigar Patel, M.D. Chief Medical & Product Officer Michael Kim, Chief Digital Officer Fernando Schwartz Chief AI Officer Sean Crandell, SVP-GM, Claim Intelligence Brad Ross, SVP-GM, Payment & Revenue Integrity Mike Feeney, Co-Founder & Managing Partner Brian Burnside, CEO & President Jay Hodges, Chief Financial Officer Sarah Michaels, RN Chief Clinical Officer Tom Dean, President

Confidential and Proprietary – Do not distribute without permission 8 Claritev: Vision  Execution Travis Dalton President & CEO

Confidential and Proprietary – Do not distribute without permission 9 Our purpose is simple. We work to help make healthcare transparent and affordable for all.

Confidential and Proprietary – Do not distribute without permission 10 What We Do | Who We Serve Claims Intelligence • Identify and negotiate fair reimbursements for out-of-network claims • Provide end-to-end surprise billing services for the No Surprises Act Network • Build and manage custom healthcare provider networks • Includes a national primary PPO, complementary and specialty networks Payment & Revenue Integrity • Prevent and correct improper billing by identifying errors to improve payment accuracy • Includes Pre- and Post- payment solutions Data & Analytics • Deliver actionable, digestible data to drive benefit plan design • Provide a modern price transparency data platform enabling insights 750+ payers 100k+ employers/plan sponsors 1.4M contracted healthcare providers 60M plan members & patients with access to our services

Confidential and Proprietary – Do not distribute without permission 11 Our Journey THE FOUNDATION and THE VISION Clarity | Alignment | Focus, Fit for Growth, Horizons THE TURN Launch Brand, New Products, Business Models, Markets THE WAY UP Focus and Disciplined Execution, Sales Aggression, Growth THE WAY FORWARD Sustained Growth, Independence, Culture, Product, Acquisitions REALIZE THE VISION Impact Healthcare Continuum, Diversified Markets, Mission 2024 2025 2026 2027 2028-2030

Confidential and Proprietary – Do not distribute without permission 12 Keeping our Promises Established Clarity | Alignment | Focus – 30+ KPIs Fit for Growth – Restructured Debt Launched Multi-Year Plan – Vision 2030 Refreshed Leadership Team 2024 – The Foundation and The Vision Rebranded as Claritev Launched 5 New Market Verticals - $67M Bookings Year Launched Digital Transformation – moved to Oracle Cloud Renewed our Core – Top 10 Clients Returned to Revenue Growth 2025 – The Turn We are making demonstrable progress and keeping our “Say/Do” ratio Forecasted YoY Growth – Mid- Single Digits Launching Professional Services – Top 5 Health System Expanding Vertical Strategy – World Trade Center (GDIT) Growth in New Logos $80M-$100M ACV Target Bookings 2026 – The Way Up

Confidential and Proprietary – Do not distribute without permission 13 The Vision To Make Healthcare More Transparent and Affordable for All Patients Payers | TPA Brokers | Employers Public Sector Channel Partners Providers International Enterprise Data Platform Data Warehouse | AI/ML | Language Models Technical Infrastructure Oracle Cloud Infrastructure | Apex Tools | Externally Sourced Claims Data Strategy & Insights Services PRODUCTS Network Payment & Revenue Integrity Data & Analytics Claims Intelligence

Confidential and Proprietary – Do not distribute without permission 14 Marketplace Aligned We are advancing our strategy to offer our products and services across multiple vertical markets and distribution channels Claims Intelligence Payment & Revenue Integrity Network Data & Analytics Payers | TPA Brokers | Employers Providers Public Sector Channel Partners International Recent Momentum

Confidential and Proprietary – Do not distribute without permission 15 Proprietary data & analytics 400k custom business rules derived from 750+ payers and over 45 years of experience and claims flow Network scale A multi-decade network footprint embedded across payers and providers High provider acceptance Our solutions minimize provider abrasion and achieves 90%+ acceptance across our solutions Depth of client relationships Difficult to replicate technical integrations and custom rules built into our platform allow us to quickly deploy new solutions Regulatory expertise Agility and flexibility to maintain compliance with complex regulatory changes at Federal and State levels Why Claritev Our Competitive Advantage $500M+ Invested in R&D in 5 yrs

Confidential and Proprietary – Do not distribute without permission 16 Serving Patients through Innovation A Fireside Chat with Tres Health Travis Dalton Claritev Mike Feeney Tres Health Co-Founder & Managing Partner President & CEO

Confidential and Proprietary – Do not distribute without permission 17 Sean Crandell SVP-General Manager, Claims Intelligence Employer Perspective Optimizing Benefit Plan Design

Confidential and Proprietary – Do not distribute without permission 18 Benefit Plan Management Challenges Have Never Been Greater Expected Increase of total health benefits spend per employee1 1 https://www.mercer.com/en-us/insights/us-health-news/employers-prepare-for-the-highest-health-benefit-cost-increase-in-15-years/ *Benefit plan designs and changes are the responsibility of the plan sponsor. Claritev only provides insights to aid in the process Reducing healthcare spend Disparate data sources and various platforms Benefits design changes without holistic view of the impact Point solution burn-out with lack of data-backed decisions Complexity of the benefits ecosystem impact ROI of benefit decisions and maintaining fiduciary compliance Emerging population risks with unclear line of sight 6.5%

Confidential and Proprietary – Do not distribute without permission 19 Reactive Versus Proactive Impacts Employers have ability to align quality & costs proactively in plan design Identify strategies for member engagement in real-time Maintain fiduciary requirements Address low-cost to high-cost risk at scale The Benefits When Proactive Employers spend 3 to 6 weeks annually preparing renewal reporting 01 Lack of Insights Driving Slow, Reactive Plan Designs & Management 5% of the population account for nearly half of total healthcare spending1 02 1Concentration of Healthcare Expenditures and Selected Characteristics of People with High Expenses, United States Civilian Noninstitutionalized Population, 2018-2022

BenInsights®

Where Finance Meets Talent — One Powerful Platform

2024
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Achievement in Data and Analytics



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MSK Program Performance
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Take Insights to the Next Level

Seamless HCM access with SSO

Proactive risk alerts with AI models

200+ automated reports for instant insights

One integrated source across medical, pharmacy, stop loss, and point solutions

Advisory support to optimize plan design

**Various HCM integrations in progress*

***Benefit plan designs and changes are the responsibility of the plan sponsor. Claritev only provides insights to aid in the process.*

claritev
Confidential and Proprietary – Do not distribute without permission 20

Confidential and Proprietary – Do not distribute without permission 21 Chief Clinical Officer Sean Crandell Claritev SVP-General Manager, Claims Intelligence Sarah Michaels, RN Kinetiq Health Closing the Loop: Intelligent Plan Design with Embedded Clinical Risk Management BenInsights® + Kinetiq Health

KinetiqHealth

Transformative **Health Care Risk Management**

Driving healthier outcomes
for companies and members.

Impacting Trend
Proactive Clinical Intervention

Advanced Analytics
Analytics, Reporting & Data Warehousing

Case Management
Member Engagement & Support

Data Reviewed by Clinicians
Intervenable Moments

WELLNESS
$1 = **$0.50 return**

HEALTH
$1 =**$3.80 return**

Source: RAND Corporation

KINETIQ HEALTH
22

The Missing Link in Managing Benefit Spend for Employers

What used to require multiple vendors and disconnected workflows now operates as one ecosystem



Platform

Powerful data chassis powered by **200+ automated reports** and intelligent **smart card technology accessible inside Oracle Fusion HCM ecosystem**.

It continuously aggregates and normalizes spend, utilization, and risk signals in one location to remove data silos.

Insights

Claritev delivers **real-time visibility** into performance with interpretable **risk scoring models** that turn data into clarity.

From MSK to high-risk pregnancies and other high-cost conditions, we isolate the drivers behind spend trends and quantify where meaningful opportunity exists.

Action

Kinetiq Health activates the opportunity — translating identified risk into **targeted clinical intervention** for ongoing cost containment.

By closing the gap between analytics and outcomes, we **turn insight into measurable employer impact.**

claritev™

Confidential and Proprietary – Do not distribute without permission 23

Leveraging Clinical Expertise to Negotiate $700,000 in Savings

Clinical analysts assess high-cost claims to identify substantial renewal savings

Client: Municipality with approximately 75 employees

City Faces Unaffordable Benefits Renewal

The city was plagued by **five high-cost claims** on their plans that included health insurance lasers totaling $935,000 — **resulting in high renewal estimates and substantial financial responsibility for the city.**

Clinical Review Drives Meaningful Savings

A **Kinetiq Health nurse used BenInsights** to analyze member diagnoses and identify immediate savings opportunities. The team reset underwriter expectations for the five high-cost claimants.

Results

Insights from BenInsights and Kinetiq Health's clinical expertise enabled successful negotiations to remove the five lasers impacting renewal costs. They were replaced with a $250,000 aggregating specific deductible, **saving the client nearly $700,000.**

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Confidential and Proprietary – Do not distribute without permission 24

BenInsights® + Kinetiq Health: Pharmacy Cost Impact

Financial Sector Employer | 400 Employees | Self-Funded Plan

Opportunity Identification

- High-cost infusion therapy flagged within months of self-funded plan launch
- **$55,000 per week reimbursement** identified through monthly claims review
- BenInsights analytics validated actual manufacturer cost at **$11,000 per week**

Strategic Intervention

- BenInsights engaged employer and carrier with actionable cost analysis
- Partnership with Kinetiq Health enabled direct manufacturer purchasing
- Replaced inflated reimbursement model with cost-aligned sourcing strategy

Financial Impact

- **$2.4M saved** in year one
- **$44,000** per week cost differential eliminated
- Avoided stop-loss escalation and renewal risk

$2.4M Rx savings delivered year one

claritev
Confidential and Proprietary – Do not distribute without permission 25

Confidential and Proprietary – Do not distribute without permission 26 Chief People Officer Doug Garis Claritev Chief Financial Officer Carol Nutter Claritev A Case Study in Smarter Healthcare Investment Claritev’s BenInsights®

Confidential and Proprietary – Do not distribute without permission 27 The cost of care is rising. So is the cost of doing nothing. 6.5% Total health benefit cost per employee is expected to rise 6.5% on average in 20261 7% Employers estimated that plan cost would increase by nearly 7% on average, if no action is taken to lower cost2 2 Survey: Employers expect third year of high health cost growth in 2025 1 Employers prepare for the highest health benefit cost increase in 15 years “Employers prepare for the highest health benefit cost increase in 15 years.”1 Healthcare is the second largest expense on the P&L after payroll costs. “Balancing these competing priorities will be a challenge… Employers are still concerned about healthcare affordability and ensuring that employees can afford the out-of-pocket costs when they seek care. But they also need to manage the overall cost of healthcare coverage to achieve a sustainable level of spending for the organization.”2

Confidential and Proprietary – Do not distribute without permission 28 Two Perspectives. Two Responsibilities. One Shared Outcome Chief People Officer Chief Financial Officer Fiduciary Responsibilities Smart Plan Design & Engagement Rising Health Care Costs Retain & Attract Talent Cost Avoidance Strategies BenInsights® aligns Finance and Talent priorities delivering cost discipline and workforce advantage Optimize Talent & ROI

Confidential and Proprietary – Do not distribute without permission 29 The Shift: Then vs. Now • Growing high-risk population with increasing ER utilization • Limited visibility into cost drivers • Choice: Higher employee premiums vs. lesser benefits The Challenge Before BenInsights • BenInsights analyzed 3 years of claims data • Uncovered hidden cost drivers (e.g., MSK, mental health) • Identified 12 plan change opportunities • Implemented optimal mix The Turning Point

Confidential and Proprietary – Do not distribute without permission 30 Our Results What We Achieved Chief People Officer Chief Financial Officer • No increase in employee contribution • Lowered ER visits by 12% • Adjusted PCP and specialist copays (PPO plan) • Amended deductibles and out- of-pocket maximums for PPO plan • Added (2) Rx deductibles (retail & mail order) for PPO Plan • Negotiated favorable carrier contracts and increased stop-loss retention • Added support for MSK • Added support for Women’s Health • Added support for mental health • Implemented Carrum for surgical, cancer care and substance use COE • Improved employee experience • And to repeat… we saved $4 million in total benefits spend • Saved $4 million in total benefits spend

Confidential and Proprietary – Do not distribute without permission 31 Provider Perspective Supporting Delivery of Care Jigar S Patel, M.D., FAMIA Chief Medical & Product Officer

Confidential and Proprietary – Do not distribute without permission 32 Financial Pressures Reshaping the Provider Market Many providers are struggling to stay financially viable amidst growing pressures Labor shortages and rising operating costs Fragmented data across complex health IT systems Increased complexity in reimbursement and contracting Increasing competition with limited market visibility Growing demand for complex, high-acuity care

Confidential and Proprietary – Do not distribute without permission 33 Operationalizing Publicly Available Price Transparency Data to Empower Providers Expansive 500+ billion MRF records from 150+ payers for comprehensive benchmarking Clean Leveraging data science and healthcare expertise for data confidence Actionable Market-tested analytic platform built for insights to help improve financial outcomes Provider-Centric Built for providers, tested by providers Revenue Intelligence Analytic with revenue leakage insights for immediate action Built for customization, revenue impact model *Disclaimer: Leveraging publicly available price transparency data for analysis. Analysis based on client’s charge master and public price transparency files. Findings will vary based on client specifics and publicly available data. Efficiently compare specific rates at the code level across multiple payers

Confidential and Proprietary – Do not distribute without permission 34 CompleteVue Analytics Helping Providers Turn Pricing Complexity into Financial Performance Understand Market Pricing Strengthen rate negotiations with better data Enable Better Strategic Investments Focus growth on the service lines that drive margin Simulate Revenue Opportunities Understand rate variation Simplify Contract Complexity Negotiate contracts with greater confidence Benchmark Provider Performance Strengthen financial viability Improve Rate intelligence

Comprehensive Provider Offerings

Reducing complexity and improving financial and clinical outcomes

Technology Management Services

- Implementation
- Application
- Optimization

Pricing Transparency

CompleteVue™

Strategy & Insights
- Market Analysis
- Patient Leakage
- Service Line Opportunities



Operational Resilience
Workforce Health
Insight-Driven Decisions
AI Augmentation & Applied Intelligence
Strategic AI Deployment
Advanced Code Editing

Benefit Optimization

BenInsights®

Strategy & Insights
- Smart Cards
- Plan Management
- Risk Alerts

Coding Accuracy

- Increased Clean Claims
- Clinical Documentation Improvement

claritev Confidential and Proprietary – Do not distribute without permission 35

Confidential and Proprietary – Do not distribute without permission 36 Carlinville Area Hospital and Clinics Chief Financial Officer Jay Hodges Brian Burnside Chief Executive Officer & President

Mission To provide a professional medical community and hospital in order to promote expert healthcare, close to home. Carlinville Area Hospital & Clinics (CAH&C) Overview • Comprehensive rural health system serving residents of Macoupin County, Illinois and beyond • 25 licensed inpatient beds – including an Advanced Care Unit, Outpatient Specialty Clinic, Walk-in Clinic, and 4 Rural Health Clinics • Patient access to dozens of providers representing 20 specialties—all available locally

• Generated positive “Momentum” across the entire organization • Re-Designed Primary Care Services as the “Center of our Strategy” towards Specialty Services growth • Enhanced Culture & Re-Calibrated HR “Through Lens of our Teammate’s eyes” • Advanced locally-available Clinical Services to “Achieve our Clinical Potential without Overshooting our Mark” • Elevated Marketing to overcome being “Macoupin County’s Best Kept Secret” Creating a Model Rural Healthcare System of the Future

$15 $19 $19 $19 $20 $20 $24 $25 $26 $27 $25 $32 $37 $45 $51 $53 $57 $0 $10 $20 $30 $40 $50 $60 $70 M ill io ns Net Patient Services Revenue 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 FY26 Budget Source: Eide Bailly Audited Financial Statements 2010-2023

Confidential and Proprietary – Do not distribute without permission 40 Case Study Price Transparency Comparison: Our analysis compared publicly available price and reimbursement data for Carlinville across two major payors revealing opportunities to impact both service line strategies and contract negotiations Findings included: • $50 million in total Medicare inpatient care leaked charges during the previous year to peer hospitals • $5 million in total Medicare outpatient charges • Various service line reimbursement disparities like ER, Laboratory and Infusions Emergency Room CPT Description Carlinville 99282 ER Level II $315 99283 ER Level III $428 99284 ER Levels IV $591 99285 ER Levels V $857 Laboratory CPT Description Carlinville 80053 Comprehensive Metabolic PNL $154 80048 Metabolic Panel Total CA $136 85025 Complete CBC $95 84443 Assay Thyroid Hormone $118 Infusions CPT Description Carlinville 96374 IV Injection, Single/Initial $145 96365 IV TX First Hour $100 96375 IV Injection, Add New Drug $145 96372 SUBQ/IM Injection $81 Leveraging CompleteVue Our Findings Reveal Reimbursement Disparities Revenue opportunities

Confidential and Proprietary – Do not distribute without permission 41 BREAK We will resume at 3:15 p.m. Fireside Chat

Confidential and Proprietary – Do not distribute without permission 42 Life of a Claim: Core Solutions to Payments Jerry Hogge Chief Operating Officer

Confidential and Proprietary – Do not distribute without permission 43 86M+ Code combinations to identify waste & abuse ~30M Claims processed per month $25.0B Potential Savings Identified 1.4M Providers Under Contract 750+ Insurance carriers, plan admins and other payor clients ~$180B Claim Charges Processed For more than 45 years, Claritev has been a leading provider of data-driven Cost Management Solutions Data as of Year End 2025 OUR CORE Value Across the Healthcare Ecosystem

Confidential and Proprietary – Do not distribute without permission 44 Our Core Solutions Network • Primary Networks • Complementary Networks • Government Networks • Network Management Services Claims Intelligence • Negotiation Services • Reference-Based Pricing • Surprise Bill Services (No Surprises Act & State) Payment & Revenue Integrity • Pre-Payment Integrity • Post-Payment Integrity • Revenue Integrity

Confidential and Proprietary – Do not distribute without permission 45 Claims Intelligence Network Payment & Revenue Integrity Data & Analytics 2026 Innovation & Solutions Roadmap New Solutions | Market Entry New Features | Enhancements Claims Optimizer (UAE) Technology Alpha Release of Marketplace and Developer Hub w/ 2 APIs In-House Member Concierge Pro Pricer® – without Reference Based Pricing (RBP) NSA Ceiling Predictive Model Tooling Partnership Integration +2 APIs & Data Extracts +2 APIs & Data Extracts ValuePoint API - Facility Rates - Alpha PHCS Novera: expansion, mobile app, in-house conciergePHCS Novera Enhanced briefs to include facility quality data IDR Brief Automation ACE (KSA) MA Network - NaaS Ground Ambulance PricingData iSight Methodology Enhanced Member App - UI/UX & Access to Care Indicator GA +2 APIs & Data Extracts Client Reporting – Open & Closed PAC Client Custom NetworksValuePoint expansion Next-Gen Pre-Pay Platform – AI Enabled Vistara Point Solution TPA/Broker Partner Program IBR Review – AI Enabled Predictive AI Offer EngineState Reg Ground Ambulance DIS Expand NSA Insights Portal to Vistara clients ACE API for Klaim (USA) Member App - UI/UX & Provider Search Results Member App - Usage Tracking & Follow-up Messaging BenInsights UX Modernization CompleteVue Quality Analytics Alpha BenInsights Opportunities Module descriptive summaries (AI) BenInsights Simplified UX w/ Advisory (Kinetiq) for Employers PlanOptix: Freeview CompleteVue Pricing Analytics: Hospital Rate Trends PlanOptix Health System Level Comparison CompleteVue Quality Analytics Beta BenInsights TPA Segment Entry BenInsights HCM Fusion integration (Beta-Claritev) CompleteVue Operational Analytics- Alpha CompleteVue Health System Level Comparison Professional Services version 26.Q1.V2 AI Provider Contact Research API for surprise bill claims and EOP data Client Reporting – Client ConfigClient Reporting – Annual Reports PlanOptix & CompleteVue: Market Benchmark Rates DRG-V Pre-Pay Complex PI Reviews Automate Buyer Workflows, Provisioning, and Entitlement Q4 2026Q3 2026Q2 2026Q1 2026 30+ new features/ enhancement 18+ new solutions

Confidential and Proprietary – Do not distribute without permission 46 PHCS Novera: High Performance Primary Network Offering Delivers transparent, competitive rates with greater flexibility and scale in network access. National Coverage, Regional Focus • National network with regional specialization built for full benefit plans • Built from existing PHCS contracts • Employer-level network builder customization *Network will be available for access beginning 9/1, with incremental features deployed through 2027 TPA & Employers Maximum plan design flexibility with market competitive rates, and payor diversification Providers Predictable reimbursements, patient volume, and payor diversification THE BENEFITS

Confidential and Proprietary – Do not distribute without permission 47 The Now & Future of Claim Repricing Sean Crandell SVP-GM, Claims Intelligence Solutions Claims Intelligence Solutions

Confidential and Proprietary – Do not distribute without permission 48 Out-of-Network Services Approach • Emergency services • Air ambulance • Non-participating providers at participating facilities (e.g., anesthesiologists, neonatologists) Our solutions solve for the member’s journey Member had no choice* Member had a choice • Services were not rendered on an emergency basis • Participating providers available to render services • Services provided after member consented to OON provider Out-of-Network Claim Surprise Bill Services Negotiation Services Data iSight Pro Pricer *Specific definition may vary depending on regulation Network

Claritev Transparent Pricing Engine Solutions

Patient Receives Care Out of Network (OON)

↓

Claim is Created by Provider; Sent to Payer for Payment

↓

Payer Sends Claim to Claritev

→

Claim Intake

Claims Engine / Workflow Orchestration

DATA FOUNDATION

- External Publicly Available Data
- AI

PRODUCT / METHODOLOGIES

- Data iSight
- Medicare-based Pricing
- Viant
- Median Market Rates
- NEW Professional Transparency
- NEW Facility Transparency

→

Defensible Market Claim Price

claritev

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49

FIRST TO MARKET AT SCALE

From Raw Transparency Data to Enterprise Pricing Infrastructure

Industrializing MRF Professional and Facility Pricing

Machine Readable File (MRF) Data Chassis

- Strong data science talent
- Proven infrastructure
- Data enrichment expertise

Pricing Expertise

- 45 years of claims repricing history
- Methodology evolution alignment meeting market dynamics
- $62.3B+ in savings delivered[1]
- Reduced 4.3M claims representing $10.2B in charges[2]

Proven Technology at Scale

- Consistent, transparent results with same-day turnaround on 98%+ claims
- Integrated provider inquiry management offering negotiation options

Proven Pricing Infrastructure Catalyst for Market Growth

Improved Clarity & Outcomes

[1] Since inception through end of 2025
[2] Full Year 2025
Source: Service Line Claims Report for Data iSight 2025

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Confidential and Proprietary – Do not distribute without permission 50

Confidential and Proprietary – Do not distribute without permission 51 Strengthening Payment Accuracy Across the Claim Lifecycle Brad Ross SVP-GM, Payment & Revenue Integrity Solutions Payment & Revenue Integrity Solutions

Confidential and Proprietary – Do not distribute without permission 52 How Claritev Supports the Life Cycle of a Claim Payment and Revenue Integrity Solutions Proven Foundation for New Innovations $1.8B Medical Cost Savings in Payment Integrity 2025 Pre-Pay Solutions Claim Received NEW Combines technology with expert review to identify complex coding and clinical issues before payment. Advanced Code Editing (ACE) Itemized Bill Review Diagnosis Related Grouping (DRG) Post-Pay Solutions Claim Paid Comprehensive, flexible solutions to recover inappropriate or overpayments after a claim is paid through advanced technology. Coordination of Benefits Data Mining Subrogation

Confidential and Proprietary – Do not distribute without permission 53 Additional complex coding edits to launch in 2027+ A Complex Claims Accuracy Platform Built from Proven Technology Revolutionizing our Advanced Code Editing (ACE) solution into a comprehensive, complex claim accuracy platform — validating hospital claims are assigned the correct DRG to increase payment precision. 01 03 Claim is received Claritev requests medical records Pre-Payment DRG Review Process for Inpatient Claims 05 Claim with savings returned to payer; provider education occurs • The patient’s main diagnosis • Procedures performed • Complications or comorbidities • Age, discharge status, and other factors Payment Methodology Based On: 04 02 Claritev clinical team reviews claim and medical record Analytics identify & flag for validation

Confidential and Proprietary – Do not distribute without permission 54 Pre-Pay Clinical Precision at Scale OUR ACE CATALYST FOR MARKET EXPANSION Complex Claims Accuracy Platform AI-enabled clinical validation embedded in the pre-pay workflow, leveraging ACE’s scale and expertise to bring clarity to complex payment decisions. Best in Class Performance & Flexibility with 10 Years Expertise Proven Results with more than $1.8B Medical Cost Savings in PI 2025 Trusted Partner with More Than 300+ Clients Provider Relationships Building Trust and Reducing Abrasion | 1.4M in Network Increased Technology Scale AI | ML

Confidential and Proprietary – Do not distribute without permission 55 Claritev Payments Will Mintz Claritev Tom Dean ECHO President Chief Strategy Officer Powered by

ECHO, payments simplified

echo
payments simplified

90%+
electronic adoption, provider payments

450
payer customers

83%
of payments settled electronically to new tax IDs paid in the past 12 months

$220B+
payments settled annually

~30 years
privately owned

900M+
claims paid annually

$187B
in payments settled via ACH

© 2025 ECHO Health Inc. All rights reserved.

© 2025 ECHO Health Inc. All rights reserved. 57 An ECHO® Case Study About our client → Nationally recognized healthcare payer and one of the largest Medicaid managed care plans → Serves over 2M members across multiple states → As their business grew, so did the need for • payment automation • flexible payment options • payment program scalability → Primary claims system is Facets®. Challenges Digital adoption plateau Electronic adoption rate plateaued at 74.6% Multiple platforms Encumbered by the required usage of three systems to fully view a claim payment and status. Additional manual effort required to view incentive payments, broker commissions, etc. 1099 reporting requirements 200 FTE hours spent per year filing and resolving mismatches and penalty notices. 1 2 3

© 2025 ECHO Health Inc. All rights reserved. ECHO’s Solution 58 Electronic adoption: electronic payment by dollar amount 94% electronic payment by payment 90% electronic remittance 96% Increased digital adoption ECHO’s network of over 1.6M unique provider connections and payment preferences, immediately fostered digital payment adoption Streamlined payment processing with a single system ECHO’s single platform for payment and remittance activity and seamless integration created a better experience and increased visibility into every payment Addressed all 1099 processing and reporting ECHO took full ownership of 1099 processing and reporting requirements, including liability for fines 1 2 3

Complementary Partners in the Payment Process Ensure Clean submission aid auto adjudication validate FWA Manage dispute resolution controlled release of questionable claims Mitigate Fraud Automate posting - Validation against contract Coordinated collection and patient funding across the industry

Confidential and Proprietary – Do not distribute without permission 60 AI at Claritev Michael Kim Claritev Fernando Schwartz Claritev Chief AI Officer Chief Digital Officer

Confidential and Proprietary – Do not distribute without permission 61 Effortless Innovation Optimized Business Operations AI Vision Transformative Products Key Objectives Building an AI-Native enterprise (Predictive, Generative, Agentic) Position Claritev as a global leader in technology innovation, reimagining healthcare through AI and data-driven insights Winner 50+ AI models in dev & prod, dozens more planned in 2026 KPMG-OCI Agentic Hackathon, world-class team Co-Author Responsible AI framework at leading healthcare AI coalition Grow Revenues Efficiency and Effective Gains New Products

Confidential and Proprietary – Do not distribute without permission 62 Claritev Advancing Healthcare Intelligence Claritev’s Operational Reasoning Engine in healthcare: Generative & Agentic Oracle Cloud provides secure, high-performance foundation OpenAI powers Agentic workflows

Confidential and Proprietary – Do not distribute without permission 63 Example: Pro Pricer® Many complex options, simplified Removes the guesswork from payer out-of-network cost management programs Configurable intelligence simplifies the savings/member satisfaction balance Flexible Configurable to client preferences, and can quickly pivot if market conditions change Machine Learning An AI Eagle Eye that learns and adjusts based on client’s claim experience

Confidential and Proprietary – Do not distribute without permission 64 Surprise Bill Services Automate ceiling/ offer SBS Shield AI generated briefs Invoice extraction Email triage Ceiling recommend- ation Offer Justification IDR/PPN Ceiling • Best in class success rates • Significant productivity gains • Behavioral data insights Example: Surprise Bill Services AI drives best in class outcomes in NSA Services by modeling willingness to negotiate, suitability of offers, and reactions to offers, as well as enhancing research to produce defensible, well-informed arguments in time.

30+
new features/ enhancement

18+
new solutions

2026 Innovation & Solutions Roadmap

New Solutions | Market Entry

New Features | Enhancements

	Q1 2026	Q2 2026	Q3 2026	Q4 2026
Claims Intelligence	Pro Pricer® – without Reference Based Pricing (RBP) Data iSight Methodology Enhanced NSA Ceiling Predictive Model Tooling Member App - UI/UX & Access to Care Indicator Client Reporting – Open & Closed PAC	AI Provider Contact Research Ground Ambulance Pricing State Reg Ground Ambulance DIS Member App - UI/UX & Provider Search Results In-House Member Concierge	Enhanced briefs to include facility quality data IDR Brief Automation Predictive AI Offer Engine Member App - Usage Tracking & Follow-up Messaging Client Reporting – Annual Reports Partnership Integration	Expand NSA Insights Portal to Vistara clients API for surprise bill claims and EOP data Vistara Point Solution TPA/Broker Partner Program Client Reporting – Client Config
Network	ValuePoint API - Facility Rates - Alpha PHCS Novera	ValuePoint expansion	MA Network - NaaS PHCS Novera: expansion, mobile app, in-house concierge	Client Custom Networks
Payment & Revenue Integrity	ACE API for Klaim (USA)	Claims Optimizer (UAE) Next-Gen Pre-Pay Platform – AI Enabled	ACE (KSA) DRG-V Pre-Pay Complex PI Reviews	IBR Review – AI Enabled
Data & Analytics	BenInsights Simplified UX w/ Advisory (Kinetiq) for Employers BenInsights TPA Segment Entry PlanOptix: Freeview PlanOptix & CompleteVue: Market Benchmark Rates CompleteVue Pricing Analytics: Hospital Rate Trends Professional Services	BenInsights UX Modernization CompleteVue Quality Analytics Alpha	BenInsights HCM Fusion integration (Beta-Claritev) BenInsights Opportunities Module descriptive summaries (AI) CompleteVue Operational Analytics-Alpha	PlanOptix Health System Level Comparison CompleteVue Quality Analytics Beta CompleteVue Health System Level Comparison
Technology	Alpha Release of Marketplace and Developer Hub w/ 2 APIs	+2 APIs & Data Extracts	+2 APIs & Data Extracts	GA +2 APIs & Data Extracts Automate Buyer Workflows, Provisioning, and Entitlement

claritev
version 26.Q1.V2 Confidential and Proprietary – Do not distribute without permission 65

30+
new features/ enhancement

18+
new solutions

2026 Innovation & Solutions Roadmap

- New Solutions | Market Entry
- New Features | Enhancements

	Q1 2026	Q2 2026	Q3 2026	Q4 2026
Claims Intelligence	Pro Pricer® – without Reference Based Pricing (RBP) Data iSight Methodology Enhanced NSA Ceiling Predictive Model Tooling Member App - UI/UX & Access to Care Indicator Client Reporting – Open & Closed PAC	AI Provider Contact Research Ground Ambulance Pricing State Reg Ground Ambulance DIS Member App - UI/UX & Provider Search Results In-House Member Concierge	Enhanced briefs to include facility quality data IDR Brief Automation Predictive AI Offer Engine Member App - Usage Tracking & Follow-up Messaging Client Reporting – Annual Reports Partnership Integration	Expand NSA Insights Portal to Vistara clients API for surprise bill claims and EOP data Vistara Point Solution TPA/Broker Partner Program Client Reporting – Client Config
Network	ValuePoint API - Facility Rates - Alpha PHCS Novera	ValuePoint expansion	MA Network - NaaS PHCS Novera: expansion, mobile app, in-house concierge	Client Custom Networks
Payment & Revenue Integrity	ACE API for Klaim (USA)	Claims Optimizer (UAE) Next-Gen Pre-Pay Platform – AI Enabled	ACE (KSA) DRG-V Pre-Pay Complex PI Reviews	IBR Review – AI Enabled
Data & Analytics	BenInsights Simplified UX w/ Advisory (Kinetiq) for Employers BenInsights TPA Segment Entry PlanOptix: Freeview PlanOptix & CompleteVue: Market Benchmark Rates CompleteVue Pricing Analytics: Hospital Rate Trends Professional Services	BenInsights UX Modernization CompleteVue Quality Analytics Alpha	BenInsights HCM Fusion integration (Beta-Claritev) BenInsights Opportunities Module descriptive summaries (AI) CompleteVue Operational Analytics-Alpha	PlanOptix Health System Level Comparison CompleteVue Quality Analytics Beta CompleteVue Health System Level Comparison
Technology	Alpha Release of Marketplace and Developer Hub w/ 2 APIs	+2 APIs & Data Extracts	+2 APIs & Data Extracts	GA +2 APIs & Data Extracts Automate Buyer Workflows, Provisioning, and Entitlement

claritev
version 26.Q1.V2 Confidential and Proprietary – Do not distribute without permission 66

Confidential and Proprietary – Do not distribute without permission 67 NETWORK SCALE & ENTRENCHMENT DEPTH OF CLIENT RELATIONSHIPS DATA & ANALYTICS EMBEDDED WORKFLOW TALENT & KNOWLEDGE AI: Moat and Opportunity Our right to win and longevity relative to AI

Confidential and Proprietary – Do not distribute without permission 68 A Financial Foundation for Profitable Growth Doug Garis Chief Financial Officer

Confidential and Proprietary – Do not distribute without permission 69 1 Guiding Principles 2 The Drivers 3 ACV/Bookings 4 Operating Leverage 5 2026 Guidance 6 Vision 2030 Model Topics

Confidential and Proprietary – Do not distribute without permission 70 Our Journey to the WAY UP in 2026 THE FOUNDATION and THE VISION • Clarity | Alignment | Focus • Fit for Growth • Vision 2030 • New Leadership Team THE TURN • Debt Refinance • Digital Transformation • Rebrand • New Market Verticals • Top 10 Client Renewals • Growth Engine Established 2024 2025 1 Core Solutions Claims Intelligence, Network, Payment & Revenue Integrity 2 Expanded Market Verticals – Public Sector, Providers, International 3 New Products & Innovation 4 Inorganic Opportunities 1 2 3 4 2026  THE WAY UP

Confidential and Proprietary – Do not distribute without permission 71 Guiding Principles

Confidential and Proprietary – Do not distribute without permission 72Sources: Company management, Wall Street research Expanding Addressable Market CORE VERTICALS Mid-single-digit long-term growth Claims Intelligence Solutions Payment & Revenue Integrity Solutions Network-Based Solutions EXPANSION AREAS High single/low double-digit long- term growth Vistara Value-Driven Health Plan Services (VDHP) Data & Analytics Incl. Professional Services & Advisory Long-Term International Opportunity Alternative Employer Networks >$1B $14B-$16B $14B-$18B Core Verticals $1B-$2B Payor & Provider Analytics & Services

Confidential and Proprietary – Do not distribute without permission 73 Our primary use of capital is invest in our business, serve our clients, care for our associates, and maximize shareholder value. HIGHEST PRIORITYOrganic investments to fuel Vision 2030 Plan Debt paydown Value creating M&A Share buybacks HIGH PRIORITY HIGH PRIORITY LOW % OF CAPITAL ALLOCATION Strategic Investment Prioritization • Diversify & Accelerate • Expand solutions, verticals, channels to drive growth • De-lever and De-risk • Improve cash flow, provide operating flexibility Guiding Principles

Confidential and Proprietary – Do not distribute without permission 74 The Drivers

Confidential and Proprietary – Do not distribute without permission 75 Claims Mix Regulatory/ Policy Out of Networ k Volume Key Macro Trends driving revenue projections • OON Volume supports claims volume forecast • Claims Mix increases charge and savings per claim • Policy-Driven Market Forces Shape Client Budgets and Buying Cycles

Confidential and Proprietary – Do not distribute without permission 76 Out-Of-Network Market Trends Favorable to Support our Growth Thesis • From 2020-2024 the market demonstrates consistent patterns with OON usage around 7.0-7.7% as a percentage of total billed charges Out-of-Network (OON) Usage Remains Stable • Cost advantages driving shifts towards Outpatient Delivery, Specialty Practices • Top 10 Practice Areas represent ~80% of Identified Savings Specialty Practice and Shift to Outpatient Drive OON Usage • Saturated core geographies with broad national and regional provider networks • Narrowed true OON exposure primarily to niche specialties, rural access gaps, providers that intentionally stay OON Payer Networks are Mature Network Status Indicator Year Grand Total2020 2021 2022 2023 2024 Non-Network Provider 7.7% 7.4% 7.0% 7.7% 7.3% 7.4% Network Provider 92.3% 92.6% 93.0% 92.3% 92.7% 92.6% Allowed Sampled $($B) $74.1 $84.4 $82.0 $93.7 $115.5 $449.6 * Source: $450B in Merative claim allowed volume evaluated between 2020 – 2024 01 02 03

Confidential and Proprietary – Do not distribute without permission 77 36% 28% 15% 6% 12% Top Savings on Claims by Specialty (Claims with Identified Savings) Key Observations Surgery is improving both on dollars and volume — aligning with broader industry shift toward outpatient surgical settings Rising acuity, cancer, cardiac episodes, stronger capture per case 28% 18% 10% 9% 7% 28% Surgery Medicine Pathology & Lab Emergency Room Anesthesia All Other Facility Out-Patient ~40% of savings 26% 26% 11% 10% 6% 22% Behavioral Health Emergency Room Ambulatory Surgical Care Operating Room Pharmacy All Other Provider ~40% of savings Avg Charge Rate per Claim Trend Growth vs Q4’24 95% 100% 105% 110% 115% 120% 2024 4Q 2025 1Q 2025 2Q 2025 3Q 2025 4Q Emergency Room Behavioral Health Surgery Medicine Pathology & Lab Facility In-Patient ~20% of savings Emergency Room Behavioral Health Room & Board Operating Room 3% Medical/Surgical Supplies All Other

Confidential and Proprietary – Do not distribute without permission 78 Key Claims Volume/Pricing Trends 93% 92% 88% 89% 106% 109% 111% 105% 105% 111% 115% 105% 109% 117% 118% 80% 85% 90% 95% 100% 105% 110% 115% 120% 2025 Q1 2025 Q2 2025 Q3 Potential Savings Per ClaimRevenue Per Claim * Normalized for P&C market (shift of claims/savings/revenue to PEPM) Total Claims FY 25 Key Trends • Total Claim volume down ~11% YOY; moderated throughout 2025; Q4 increased from Q3 • Charge per claim increase driven by medical inflation and mix • AI initiatives directly impact % of Actionable claims and Identified Potential Savings2025 Q4 Charge Per Claim (Claims with Identified Savings) 2024 Q4

Confidential and Proprietary – Do not distribute without permission 79 Regulatory and Policy Changes Create Opportunity • Most significant healthcare legislation cycle in 15 years – e.g., OBBBA, ACA subsidy conversations, Medicare Advantage scrutiny, 340B, DSH • Government forcing data quality, usability and disclosure • Transparency and affordability are now political issues, not just industry issues Key Trends Claritev Benefits • Clients increasingly demand transparency tools and insight to assist navigating policy-induced shifts • Claritev’s alignment with affordability trends strengthens our strategic relevance • Employers gaining access to more data makes Claritev’s services more valuable

Confidential and Proprietary – Do not distribute without permission 80 ACV/Bookings

Confidential and Proprietary – Do not distribute without permission 81 2025 Sales Dashboard 2025 Summary Results $67.3M Bookings (+12% vs. Plan) 650+ Opportunities Closed Won 30 New/Reactivated Logos Closed in 2025 by Booking Type Organic Growth Expanding existing product or increased volume Upsell | Cross-Sell New product/service sold for existing client Net New 35% 29% 36% More than 100 Deals over $100K $100K deals increase 30%+ Avg deal cycle improved by 30% Avg deal size up 50%+

Confidential and Proprietary – Do not distribute without permission 82 Vision 2030 Operating Leverage

Confidential and Proprietary – Do not distribute without permission 83 Vision 2030 Transformation – Program Overview Digital Transformation & Technology Modernization Business Realignment Business Process Optimization  Modernize technology platforms and systems  Collaborate across enterprise  Focus on value delivery, continuous improvement and transparency  Drive efficiencies, enhancements and stability  Refresh our go-to-market strategy  Execute a rebranding effort  Establish GM focus across lines of business  Enable agility in decision making and operational efficiency  Deploy scaled shared services  Improve pricing and packaging  Improve strategic intelligence  Do More (with less) – Maximize operating leverage against growth objectives Multi-year process to fuel growth and scale technology + operations footprint Expect ~30% to 35% economic return upon completion

Technology Transformation

- Lift & Shift FY 2025; **Modernization** FY 2025 through FY 2028
- **Strategic allocation of resources and investment** to modernize applications, create an OCI platform to support modernization and empower a culture and process shift
- **Incremental Capital** of ~$20M to ~$35M per year until post-Transformation Program

Pre-Transformation


Grow
50%
11%-14%
(Capital as % Revenue)
Run
50%

Mid-Transformation


Transform
40%
Run
30%
14%-16%
(Capital as % Revenue)
Grow
30%

Post-Transformation


Transform
15% - 25%
Run
35% - 45%
10%-12%
(Capital as % Revenue)
Grow
35% - 45%

***Run** keeps business operating. **Grow** improves and makes the business better. **Transform** changes how the business works and makes it different.*

claritev

Confidential and Proprietary – Do not distribute without permission 84

2025 Digital Transformation Impact Examples

Lift & Shift — Migration to Cloud

- 7 months. ~100 servers. Zero disruption.
- ~80% of applications faster, with top systems achieving 2–5× performance gains

AutoFlow — Accelerating Pre-Pay Decisions

- AI-powered automation for complex hospital bills
- Faster decisions, reduced manual effort

Platform — A New Foundation for Client Data

- Core data platform moved from AWS and live on OCI
- Established the enterprise foundation for data analytics and future modernization

BenInsights – New Client Standard

- 23-app client suite live on OCI
- Client platform with LLM natural-language search + Oracle HCM integration

PRI Portal — Modernizing Source Monitoring

- OCI-native app built from scratch (4 months)
- 50%+ manual work eliminated through automated source monitoring

NSA Insights (Data API) — Real-Time Access

- First cloud-native data API delivered to a client
- Real-time, self-service access replacing manual extracts

claritev
Confidential and Proprietary – Do not distribute without permission 85

Confidential and Proprietary – Do not distribute without permission 86 2026 Guidance

Confidential and Proprietary – Do not distribute without permission 87 FY 2026 Guidance 1 We have not reconciled the forward-looking Adjusted EBITDA guidance included above to the most directly comparable GAAP measure because this cannot be done without unreasonable effort due to the variability and low visibility with respect to certain costs, the most significant of which are incentive compensation (including stock-based compensation), transformation-related expenses, certain fair value measurements, which are potential adjustments to future earnings. We expect the variability of these items to have a potentially unpredictable, and a potentially significant, impact on our future GAAP financial results. 2 Capital Expenditures include hosted software implementation costs that are capitalized but not classified as investing activities in the statement of cash flows. Revenue Adjusted EBITDA1 Total Capital Spend2 Effective Tax Rate Free Cash Flow $980 million to $1 billion $605 million to $615 million $160M to $170M 24% to 28% $0 to $10 million FY 2026

Confidential and Proprietary – Do not distribute without permission 88 2025 (2%) 1x Items (5-6%) Gross Revenue Retention +4-5% Net Revenue Retention / Existing Client Growth +6-7% ACV Revenue & Expansion 2026 $965 $980 - $1,000 Mid-90s is historic normalized GRR range Property & Casualty Business MSD Growth driven by market factors, price & mix Bookings conversion to Revenue & Expansion +2-4% Claritev 2026 Revenue Walk $ in millions

Confidential and Proprietary – Do not distribute without permission 89 Revenue Mix Summary % o f To ta l R ev en ue Revenue Type as a % of Total Revenue 92.2% 89.7% 88.4% 84.0% 7.8% 10.3% 11.6% 16.0% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% FY22 FY23 FY24 FY25 PSAV PEPM/Other 22.7% 28.7% 29.2% 32.4% 77.3% 71.3% 70.8% 67.6% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% FY22 FY23 FY24 FY25 All Other Clients Top Ten Clients % o f To ta l R ev en ue Client Density - % of Total Revenue

Confidential and Proprietary – Do not distribute without permission 90 Vision 2030 Model

Confidential and Proprietary – Do not distribute without permission 91 From The Turn to the Way Up Revenue (1) Adjusted EBITDA Margin (2) (1) 2026E Revenue represents guidance range as of February 23, 2026. (2) 2026E Adjusted EBITDA margin calculated based on midpoint of guidance shared on Q4 2025 earnings call on February 23, 2026. $ in millions $962 $931 $965 $980 2023A 2024A 2025A 2026E 64% 62% 62% ~61% ‘The Turn’ ‘The Way Up’ $1000 ‘The Foundation’

Confidential and Proprietary – Do not distribute without permission 92 $980 $1,100 $1,300 $605 $675 $800 2026E 2028E 2030E > Strong visibility to growth and profitability Revenue (1) Adjusted EBITDA and Margin (1, 2) Short Term ACV to Revenue conversion typically takes 2-4 quarters depending on implementation Steady core growth augmented by early growth in expansion areas, including international and services Balancing continued investment in go to market while focusing on profitable growth $ in millions (1) 2026E Revenue and Adjusted EBITDA represents guidance range shared on Q4 2025 earnings call on February 23, 2026. (2) 2026E Adjusted EBITDA margin calculated based on midpoint of guidance shared on Q4 2025 earnings call on February 23, 2026. $1,000 $615 > > > ~61% ~60% - 63% ~61% - 64%

Confidential and Proprietary – Do not distribute without permission 93 $980 $1,100 $1,300 $605 $675 $800 2026E 2028E 2030E > Strong visibility to growth and profitability Revenue (1) Adjusted EBITDA and Margin (1, 2) Mid-to-Long Term Leverage scale and data assets to fuel growth and accelerate distribution in established and underpenetrated markets Continued investment in technology and AI to increase efficiencies and bring new offerings to market as we target the Rule of 70 by 2030 Multi-Year Transformation Program enables ~10-15% operating expense reduction in the long-term $ in millions (1) 2026E Revenue and Adjusted EBITDA represents guidance range shared on Q4 2025 earnings call on February 23, 2026. (2) 2026E Adjusted EBITDA margin calculated based on midpoint of guidance shared on Q4 2025 earnings call on February 23, 2026. $1,000 $615 > > > ~61% ~60% - 63% ~61% - 64%

Confidential and Proprietary – Do not distribute without permission 94 $75 $225 2026E 2028E 2030E Pathway to de-leveraging Levered Free Cash Flow (“LFCF”) Net Leverage (1) Incremental investments in go-to-market strategy, international expansion, and launch of services offering Initial shift from capitalized expenses to OpEx Years 2 and 3 of the Transformation Program Focus on increasing LFCF while focused on building foundation for sustainable, profitable growth $ in millions (1) Represents net leverage at end of the period based on LTM Adjusted EBITDA. (2) Includes negative impact of selected one-time items including those related to Technology Transformation and Litigation (3) 2030E normalized for one-time items including those related to Technology Transformation and Litigation 7.0x (3) (2) ~5.0x $10 ~7.5x $0 (3)> >

Pathway to de-leveraging



$ in millions
Levered Free Cash Flow ("LFCF")
Net Leverage (1)
~7.5x
$10 (2)
$0
2026E
Increase: ~$60 - $75M
> $75
7.0x
2028E
Increase: >$150M
> $225 (3)
~5.0x
2030E
Post-Transformation Program

(1) Represents net leverage at end of the period based on LTM Adjusted EBITDA.
(2) Includes negative impact of selected one-time items including those related to Technology Transformation and Litigation
(3) 2030E normalized for one-time items including those related to Technology Transformation and Litigation

- LFCF growth accelerates with wind down of Transformation Program and other Adjusted Operating Expenses
- Long term cash flow benefits from our Transformation Program, including Digital Transformation & Technology Modernization, that accelerates innovation, enhances pricing power, and creates a more scalable operating model
- Post-Transformation, the capital reduction along with gross operating expense efficiencies from the Program are estimated to drive a $50M to $70M annual free cash flow uplift claritev™

Confidential and Proprietary – Do not distribute without permission 95

Confidential and Proprietary – Do not distribute without permission 96 Target Operating Model Cost of Goods Sold Research & Development Sales & Marketing General & Administrative Adjusted EBITDA 22% to 24% 2% to 3% 6% to 7% 5% to 6% 61% to 64% Long-Term GoalRepresented % of revenue

Confidential and Proprietary – Do not distribute without permission 97 Where Our Transformation Leads Us World-Class Talent and Leadership with Growth Mindset Serving the Entire Healthcare Continuum Sustainable Growth Diversified Business Model and Product Suite Organic Product Capability Leading with Data, Analytics and Technology Capital Structure that Fits the Business Process Rigor, Discipline, and Predictability

Confidential and Proprietary – Do not distribute without permission 98 Thank you